Exhibit 10.22

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of November 13, 2003, by and among DFG Holdings, Inc., a Delaware corporation (the “Company”), and GS Mezzanine Partners, L.P., a Delaware limited partnership, GS Mezzanine Partners Offshore, L.P., a Cayman Islands limited partnership, Stone Street Fund 1998, L.P., a Delaware limited partnership, Bridge Street Fund 1998, L.P., a Delaware limited partnership, Ares Leveraged Investment Fund, L.P., a Delaware limited partnership and Ares Leveraged Investment Fund II, L.P., a Delaware limited partnership (collectively, the “Initial Purchasers”), as the purchasers of the 16% Senior Notes Due 2012 of the Company.

1.     Certain Definitions.

For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)           “Closing Date” shall mean the date on which the Securities are initially issued.

(b)           “Commission” shall mean the Securities and Exchange Commission, or any other successor federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

(c)           “Effective Time” in the case of an Exchange Offer, shall mean the date on which the Commission declares the Exchange Offer registration statement effective or on which such registration statement otherwise becomes effective and, in the case of a Shelf Registration, shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

(d)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(e)           “Exchange Offer” shall have the meaning assigned thereto in Section 2.

(f)            “Exchange Securities” shall have the meaning assigned thereto in Section 2. Exchange Securities have terms that are identical to Registrable Securities; provided, however, that in accordance with the provisions of Section 9.17 of the Purchase Agreement a different series of Exchange Securities may be issued, which series may differ as to relative ranking, interest rate or yield, so long as the aggregate cost of the issuance to the Company is not increased.

(g)           The term “holder” shall mean the Initial Purchasers for so long as they own any Registrable Securities and any other person who is a holder or beneficial owner of any Registrable Securities, for so long as such person owns any Registrable Securities.

(h)           “Indenture” shall have the meaning set forth in Section 2(a).

(i)            “NASD” shall have the meaning set forth in Section 3(c)(xvii).

(j)            The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, trust, government or political subdivision thereof or governmental agency.

(k)           “Purchase Agreement” shall mean the Purchase Agreement, dated as of the date hereof, between the Company and the Initial Purchasers with respect to the purchase by the Initial Purchasers of the Securities.

(l)            “Registrable Securities” shall mean the Securities; provided, however, that such Securities shall cease to be Registrable Securities when (i) in the circumstances contemplated by Section 2(a), such Securities have been exchanged for Exchange Securities in an Exchange Offer as contemplated in Section 2(a) by a person other than a broker-dealer, (ii) in the case of a broker-dealer, following the exchange of such Securities for Exchange Securities by such broker-dealer, the date on which such Exchange Securities have been sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus for use in connection with resales by broker-dealers referred to in Section 2(a); (iii) in the circumstances contemplated by Section 2(b), a registration statement registering such Securities under the Securities Act has been declared or becomes effective and such Securities have been sold or otherwise transferred by the holder thereof pursuant to such effective registration statement; (iv) such Securities are sold pursuant to Rule 144 under circumstances in which any legend borne by such Securities relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or such Securities are eligible to be sold pursuant to paragraph (k) of Rule 144; or (iv) such Securities shall cease to be outstanding.

(m)          “Registration Default” shall have the meaning set forth in Section 2(c).

(n)           “Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

(o)           “Request Date” shall have the meaning set forth in Section 2(a).

(p)           “Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405 under the Securities Act, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business or (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities.

(q)           “Rule 144”, “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act.

(r)            “Rules of Conduct” shall have the meaning set forth in Section 3(c)(xvii).

(s)           “Securities” shall mean, collectively, the $49,351,422.48 aggregate principal amount of 16% Senior Notes Due 2012 of the Company to be issued and sold to the Initial Purchasers and securities issued in exchange therefor.

(t)            “Securities Act” shall mean the Securities Act of 1933, as amended.

(u)           “Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

(v)           “Special Interest” shall have the meaning set forth in Section 2(c).

(w)          “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.  Unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

2.     Registration Under the Securities Act.

(a)           The Company shall at the written request of any holders of Registrable Securities at the time outstanding, which request may be made at any time after the Closing Date (the date such request is made, the “Request Date”), file with the Commission a registration statement relating to an offer to exchange (the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities of the Company which are substantially identical to the Securities (and which are entitled to the benefits of a trust indenture which has been qualified under the Trust Indenture Act (the “Indenture”)) except that they have been registered pursuant to an effective registration statement under the Securities Act and will not contain provisions for the special interest contemplated by Section 2(c) hereof or provisions restricting transfer; provided, however, that at the request of holders of all of the Securities, such debt securities may differ as to relative ranking, interest rate or yield, so long as the aggregate cost of the issuance to the Company is not increased (such new debt securities hereinafter called “Exchange Securities”).  Each holder of Registrable Securities shall have the option of participating in such Exchange Offer.  The Company agrees to use its best efforts to cause such registration statement to be filed not later than 45 days after such request and to become effective under the Securities Act as soon as practicable, but no later than 120 days after the Request Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its best efforts to commence and complete the Exchange Offer promptly after such registration statement has become effective, hold the Exchange Offer open for at least 30 business days and exchange the Exchange Securities for all Registrable Securities that have been tendered and not withdrawn on or prior to the expiration of the Exchange Offer.  The Exchange Offer will be deemed to have been completed only if the Exchange Securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America, it being understood that broker-dealers receiving Exchange Securities will be subject to certain prospectus delivery requirements with respect to resale of the Exchange Securities.  The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 business days following the commencement of the Exchange Offer.  The Company agrees (i) to include in the registration statement a prospectus for use in any resales by any holder of Securities that is a broker-dealer and (ii) to keep such registration statement effective for a period ending on the earlier of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities.  With respect to such registration statement such holders shall have the benefit of the rights of indemnification and contribution set forth in Section 6 hereof.

(b)           In addition to conducting the Exchange Offer contemplated by Section 2(a) above, upon the request in writing of any holders of Registrable Securities at the time outstanding, which request may be made at any time after the Closing Date, the Company shall file under the Securities Act as soon as practicable a “shelf” registration statement (to the extent the Company then qualifies for such filing) providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the “Shelf Registration”).  The Company agrees to use its best efforts to file the registration statement relating to the Shelf Registration not later than 45 days after such request, and to cause the Shelf Registration to become or be declared effective no later than 120 days after such request, and to keep such Shelf Registration continuously effective until the later of (i) two (2) years from the effective date thereof or (ii) such time as there are no longer any Registrable Securities outstanding, subject to the Securities Act and the rules and regulations thereunder.  The Company further agrees to supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

(c)           In the event that (i) the Company has not filed (a) the registration statement relating to the Exchange Offer on or before the date such statement is required to be filed pursuant to Section 2(a) or (b) the Shelf Registration on or before the date such statement is required to be filed pursuant to Section 2(b) or (ii) either such registration statement has not become effective or been declared effective by the Commission on or before the date such statement is required to be declared to be effective pursuant to Section 2(a) and Section 2(b), respectively, or (iii) the Exchange Offer has not been completed within 45 business days (or such necessary longer period, if any, pending any necessary approval or non-objection by or, any filing with, any governmental or regulatory authority being sought in good faith by appropriate proceedings promptly initiated and diligently conducted) after the initial effective date of the registration statement (if the Exchange

Offer is then required to be made) or (iv) any registration statement required by Section 2(a) or 2(b) is filed and declared effective but shall thereafter ceases to be effective or usable for transfers of Registrable Securities during the periods referred to in Sections 2(a) and 2(b) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default”), then the Company shall pay in cash a special incremental increase of the interest rate on the Securities (“Special Interest”) to each holder thereof in an amount of 0.50% (or 50 basis points) per annum for the first 120 days following the occurrence of the first Registration Default Period and in an amount of 1.0% (or 100 basis points) per annum thereafter and for so long as any Registration Default is in effect (after which such Special Interest shall cease to be payable).  Notwithstanding anything to the contrary contained herein, for the purpose of this Section 2, any Special Interest payable during the first five years after the Closing Date shall not be included in any determination of the aggregate accreted value of the Securities.  In the event that any Special Interest becomes payable, the Company shall promptly notify the trustee designated by the Indenture of such event, including any subsequent increase in the amount of Special Interest, and the beginning and ending dates therefor.

3.     Registration Procedures.

If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a)           At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act.

(b)           In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c)           In connection with the Company’s obligations with respect to the Shelf Registration, if applicable, and, in the case of Section 3(c)(i), (ii), (vi), (vii), (ix), (x), (xi), (xiii) and (xviii), the Exchange Offer the Company shall use its best efforts to effect or cause the Shelf Registration to permit the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, the Company shall:

(i)            as soon as reasonably possible, prepare and file with the Commission a registration statement with respect to the Exchange Offer or the Shelf Registration, as the case may be, on any form which may be utilized by the Company and which shall permit the disposition of the Exchange Securities or the Registrable Securities, as the case may be, in accordance with the intended method or methods thereof, as specified in writing by the holders of the Registrable Securities, and use its best efforts to cause such registration statement to become effective as soon as reasonably possible thereafter in accordance with Section 2(a) or Section 2(b), as the case may be;

(ii)           as soon as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement for the period specified in Section 2(a) or Section 2(b), as the case may be, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Exchange Securities or the Registrable Securities, as the case may be, copies of any such supplement or amendment prior to its being used and/or filed with the Commission;

(iii)          as soon as reasonably possible, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the holders thereof set forth in such registration statement;

(iv)          provide (A) the holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act) if any, thereof, (C) the sales or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) not more than one counsel for all the holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

(v)           for a reasonable period prior to the filing of such registration statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the parties referred to in Section 3(c)(iv) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record, other than by an impermissible disclosure by such party (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required, or shall deem it advisable, so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice thereof), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi)          promptly notify the selling holders of Exchange Securities or Registrable Securities, as the case may be,, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission, the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 3(c)(xv) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities or the Registrable Securities, as the case may be, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act that such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii)         use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(viii)        if requested by any managing underwriter or underwriters, any placement or sales agent or any holder of Registrable Securities, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ix)           furnish to each holder of Exchange Securities or Registrable Securities, as the case may be,, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(c)(iv) an executed copy of such registration statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically and reasonably so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Exchange Securities or the Registrable Securities, as the case may be, owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, if any, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Exchange Securities or the Registrable Securities, as the case may be, covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(x)            use its best efforts to (A) register or qualify the Exchange Securities or the Registrable Securities, as the case may be, to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as any holder of such Exchange Securities or Registrable Securities, as the case may be, and each placement or sales agent, if any, therefore and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(a) or Section 2(b), as the case may be, and for so long as may be necessary to enable any such holder, agent or underwriter, if any, to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Exchange Securities or Registrable Securities, as the case may be,; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(x), (2) consent to general service of process or taxation in any such jurisdiction or (3) make any changes to its articles of incorporation or by-laws or any agreement between it and its stockholders;

(xi)           use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state, provincial or local, which may be required to effect the Exchange Offer or the Shelf Registration, as the case may be, or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Exchange Securities or Registrable Securities, as the case may be; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(xi), (2) consent to general service of process or taxation in any such jurisdiction or (3) make any changes to its articles of incorporation or by-laws or any agreement between it and its stockholders;

(xii)          cooperate with the holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends;

(xiii)         provide a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of the Exchange Offer or the Shelf Registration, as the case may be;

(xiv)        enter into one or more reasonable forms of underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any holders of Registrable Securities aggregating at least 51 % in aggregate principal amount of the Registrable Securities to be included in such Shelf Registration shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; provided, however, that the Company shall not be required to enter into any such agreement more than twice with respect to all of the Registrable Securities and may delay entering into such agreement until the consummation of any underwritten public offering which the Company shall have then engaged;

(xv)         whether or not an agreement of the type referred to in Section (3)(c)(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily reasonably made in connection with an offering of debt securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion or opinions of counsel to the Company in customary form and covering such other matters of the type customarily covered by such an opinion, as the managing underwriters, if any, and as any holders of at least 51% in aggregate principal amount of the Registrable Securities to be included in such Shelf Registration may reasonably request, addressed to such holder or holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that such opinion shall be in substantially the same form as is required pursuant to Section 3.04 of the Purchase Agreement, with such differences as is appropriate to reflect a registered transaction and the particular form on which such Shelf Registration is filed); (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Company addressed to the selling holders of Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (i) the effective date of such registration statement and (ii) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any holders of at least 51% in aggregate principal amount of the Registrable Securities to be included in such Shelf Registration and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

(xvi)        notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xvii)       in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Rules of Conduct (the “Rules of Conduct”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules of Conduct, including, without limitation, by (A) if such Rules of Conduct shall so require, engaging a “qualified independent underwriter” (as defined in such Rules of Conduct) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct; and

(xviii)      comply with all applicable rules and regulations of the Commission, and make generally available to its security holders not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(d)           In the event that the Company would be required, pursuant to Section 3(c)(vi)(F) above, to notify the selling holders of Registrable Securities, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each such holder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to Initial Purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.  Each holder of Registrable Securities agrees that upon receipt of any notice from the Company pursuant to Section 3(c)(vi)(F) hereof, such holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(e)           The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such holder and such holder’s intended method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act.  Each such holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such holder or such holder’s intended method of distribution of such Registrable Securities or omits to state any material fact regarding such holder or such holder’s intended method of distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)            The Company shall use its reasonable best efforts to ensure that all of the Exchange Securities issued in connection with the Exchange Offer and Registrable Securities, if any, registered for resale on a Shelf Registration Statement are fungible with each other and that all such Securities have the same CUSIP number.

(g)           The Company will promptly, and with the cooperation of the holders of Securities, use its reasonable best efforts to cause the Securities to be registered in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”) pursuant to an agreement among the Company and the Depositary in the form then required by the Depositary.

(h)           The Company will use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

4.     Registration Expenses.

The Company agrees to bear and to pay or cause to be paid all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Securities or Exchange Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(c)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and Exchange Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of the Trustee under the Indenture and of any escrow agent or custodian, (f) internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance), (h) reasonable fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(c)(xvii) hereof, (i) reasonable fees, disbursements and expenses of one counsel for the holders of Registrable Securities retained in connection with a Shelf Registration, as selected by the holders of at least a majority in aggregate principal amount of the Registrable Securities being registered, and fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”).  To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor.  Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registered Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.     Representations and Warranties.

The Company represents and warrants to, and agrees with, the Initial Purchasers and each of the holders from time to time of Registrable Securities that:

(a)           Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and any such registration statement and any amendment thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Securities pursuant to Section 3(c)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(d) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, or any sales or placement agent, if any, or underwriter, if any, expressly for use therein.

(b)           Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances then existing not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities, or any sales or placement agent, if any, or underwriter, if any, expressly for use therein.

(c)           The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

(d)           This Agreement has been duly authorized, executed and delivered by the Company.

6.     Indemnification.

(a)           Indemnification by the Company.  Upon the registration of the Registrable Securities pursuant to Section 2 hereof, and in consideration of the agreements of the

Initial Purchasers contained herein, and as an inducement to the Initial Purchasers to purchase the Securities, the Company shall, and it hereby agrees to, indemnify and hold harmless each of the holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and hereby it agrees to, reimburse such holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto (i) in reliance upon and in conformity with written information furnished to the Company by holders of Registrable Securities, or any sales or placement agent, if any, or underwriters, if any, expressly for use therein or (ii) if and to the extent that such untrue statement or omission or alleged untrue statement or omission is eliminated or remedied by the Company through furnishing such holder of Registrable Securities a supplemented or amended prospectus pursuant to Section 3(d) hereof prior to the use by such holder of Registrable Securities of a prospectus that has not been so supplemented or amended and from which the need to indemnify arises;

(b)           Indemnification by the Holders and any Agents and Underwriters.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless the Company and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, provided, however, that no such holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the net proceeds to be received by such holder from the sale of such holder’s Registrable Securities pursuant to such registration.

(c)           Notices of Claims, Etc.  Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.  No indemnifying party shall be liable for the cost of any settlement effected by an indemnified party without the written consent of such indemnifying party, which consent shall not be unreasonably withheld.

(d)           Contribution.  Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

(e)           The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the holders and any underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company including any person who, with his consent, is named in any registration statement as about to become a director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

7.     Underwritten Offerings.

(a)           Selection of Underwriters.  If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

(b)           Participation by Holders.  Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (1) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) provides such information as reasonably requested by the Company, any sales or placement agent, if any, or underwriter, if any, in connection with the underwritten offering.

8.     Rule 144.

The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, it shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 or any similar rule or regulation hereafter adopted by the Commission; provided, however, that the holders of Registrable Securities will not sell the Registrable Securities pursuant to any such statutory registration exemption prior to the first anniversary of the Closing Date.  Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

9.         Miscellaneous.

(a)           No Inconsistent Agreements.  The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)           Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c)           Notices.  All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:  If to the Company, to it at 1436 Lancaster Avenue, Berwyn, Pennsylvania 19312, Attention: President, with a copy to Jonathan A. Seiffer, c/o Leonard Green & Partners, L.P., 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California, 90025 and if to a holder, to the address of such holder set forth in the security register or other records of the Company or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)           Parties in Interest.  All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto.  In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(e)           Survival.  The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(f)            LAW GOVERNING.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(g)           Headings.  The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h)           Entire Agreement; Amendments.  This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.  This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.  This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding.  Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)            Inspection.  For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.

(j)            Counterparts.  This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

Agreed to and accepted as of the date referred to above.

DFG HOLDINGS, INC.

By:	/s/ Jeff Weiss
Name: Jeff Weiss
Title: CEO

GS MEZZANINE PARTNERS, L.P.

By:	GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

GS MEZZANINE PARTNERS OFFSHORE, L.P.

By:	GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

STONE STREET FUND 1998, L.P.

By:	Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

BRIDGE STREET FUND 1998, L.P.

By:	Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

ARES LEVERAGED INVESTMENT FUND, L.P.

By:	ARES Management, L.P.

By:	ARES Operating Member, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P.

By:	ARES Management II, L.P.

By:	ARES Operating Member II, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title: Vice President